Exhibit 32.1
SECTION 1350 CERTIFICATIONS
In connection with this amended Quarterly Report on Form 10-Q/A of Champions Biotechnology, Inc. (the “Company”) for the three month period ending October 31, 2008 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the “Report”), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods reflected therein.

Date: August 26, 2009	/s/ Douglas D. Burkett
Douglas D. Burkett
President and Principal Executive Officer

/s/ Mark R. Schonau
Mark R. Schonau
Chief Financial Officer